Exhibit 99.1

JOINT FILING AGREEMENT
PURSUANT TO RULE 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows or has reason to believe that such information is inaccurate.  This agreement may be executed in any number of counterparts and all of such counterparts taken together shall constitute one and the same instrument.

Dated: March 3, 2011

/s/ Timothy J. Curt	March 3, 2011
TMG HOLDINGS COÖPERATIEF U.A., by Timothy J. Curt (Director)	Date
Signature of Reporting Person

/s/ Guido Nieuwenhuizen	March 3, 2011
TMG HOLDINGS COÖPERATIEF U.A., by Guido Nieuwenhuizen	Date
(Director)
Signature of Reporting Person

/s/ Scott A. Arenare	March 3, 2011
WARBURG PINCUS (BERMUDA) PRIVATE EQUITY IX, L.P.,	Date
by Scott A. Arenare (Authorized Signatory)
Signature of Reporting Person

/s/ Timothy J. Curt	March 3, 2011
WP (BERMUDA) IX PE ONE LTD.,	Date
by Timothy J. Curt (Director)
Signature of Reporting Person

/s/ Scott A. Arenare	March 3, 2011
WARBURG PINCUS (BERMUDA) PRIVATE EQUITY LTD.,	Date
by Scott A. Arenare (Authorized Signatory)
Signature of Reporting Person

/s/ Scott A. Arenare	March 3, 2011
WARBURG PINCUS LLC,	Date
by Scott A. Arenare (Managing Director)
Signature of Reporting Person

/s/ Charles R. Kaye	March 3, 2011
Charles R. Kaye, by Scott A. Arenare (attorney-in-fact)*	Date
Signature of Reporting Person

/s/ Joseph P. Landy	March 3, 2011
Joseph P. Landy, by Scott A. Arenare (attorney-in-fact)**	Date
Signature of Reporting Person

* The Power of Attorney given by Mr. Kaye was previously filed as Exhibit 24.2 with the Warburg Pincus Private Equity IX, L.P.
Form 3 for Builders FirstSource, Inc., on March 3, 2006.

** The Power of Attorney given by Mr. Landy was previously filed as Exhibit 24.1 with the Warburg Pincus Private Equity IX, L.P.
Form 3 for Builders FirstSource, Inc., on March 3, 2006.